Barings
Corporate Investors

Report for the
Three Months Ended March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MCI, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202

Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar
DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website
www.barings.com/mci
Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS

April 30, 2020

We are pleased to present the March 31, 2020 Quarterly Report of Barings Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on May 15, 2020 to shareholders of record on May 4, 2020. This dividend represents a 20% reduction from the $0.30 per share quarterly dividend for the past year and reflects an assessment of current market conditions as well as an increased level of non-accrual investments. The Trust earned $0.32 per share of net investment income for the first quarter of 2020, compared to $0.23 per share in the previous quarter. Of the $0.32 per share earned in the first quarter, $0.24 per share was recurring in nature and $0.08 per share was related to non-recurring past due interest received.

During the first quarter, the net assets of the Trust decreased to $291,431,796 or $14.38 per share compared to $308,249,420 or $15.24 per share on December 31, 2019. This translates to a -5.6% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 3.7%, 7.3%, 7.5%, 11.4%, and 12.7% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 31.2% during the quarter, from $16.86 per share as of December 31, 2019 to $11.61 per share as of March 31, 2020. The Trust’s market price of $11.61 per share equates to a 19.3% discount to the March 31, 2020 net asset value per share of $14.38. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 0.7%, 6.0% and 11.2%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 30.6% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, decreased 12.7% and 13.2% for the quarter, respectively.

The Trust closed six new private placement investments and seven add-on investments to existing portfolio companies during the first quarter. The total amount invested by the Trust in these transactions was $13,657,585. Of note, all of the new platform and add-on investments were floating rate term loans with one small equity co-investment.

Middle-market merger and acquisition activity slowed during the first quarter of 2020 as a result of economic stress and uncertainty caused by COVID-19 in March 2020. The lower M&A activity and increased need for internal portfolio company liquidity led to lower new investment activity compared to prior quarters. With fewer opportunities in the market, we anticipate a continued competitive environment. As always, we continue to be selective in our investment choices and maintain our underwriting discipline.

Due to COVID-19, the Trust’s current portfolio is experiencing an increased level of economic stress. During the first quarter, four mezzanine debt issuers deferred their quarterly interest payments and were placed on non-accrual. Additionally, one senior term loan issuer was designated as a PIK non-accrual due to the company only paying a partial cash interest payment during the quarter. The new non-accrual investments represent approximately $0.02 in quarterly income for the Trust. On a go forward basis, we do anticipate a rise in non-accrual loans.

Realization activity continued through the first quarter with four private investment exits during the quarter, all of which resulted in favorable results. In addition, three companies fully prepaid their debt held by the Trust. These realizations all occurred prior to March 2020. Based on COVID-19 and its underlying economic impact, we would anticipate realizations to slow as a result of lower M&A activity.

As has been mentioned in prior reports and investor communications since 2013, recurring investment income alone has generally not been sufficient to fully fund the current dividend rate, which has been supplemented by non-recurring income and earnings carry forwards. This is due principally to the reduction in the number of higher yielding junior debt investment opportunities to replace prepayments and realizations in the portfolio, combined with generally lower investment returns available due to declining interest rates and market dynamics in recent years. To the extent the Trust’s portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on the Trust’s future net investment income, the value of its portfolio investments, its financial condition and the results of operations and financial condition of the Trust’s portfolio companies.

(Continued)

1

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $265,532,490)	$249,818,250
Corporate restricted securities at market value (Cost - $23,917,714)	21,189,036
Corporate public securities at market value (Cost - $17,419,542)	13,250,984
Short-term securities at amortized cost	7,994,889

Total investments (Cost - $314,864,635)	292,253,159

Cash	29,803,408
Interest receivable	2,472,652
Receivable for investments sold	97,447
Other assets	20,812

Total assets	324,647,478

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,045,267
Tax payable	939,536
Investment advisory fee payable	910,724
Interest payable	135,317
Accrued expenses	184,838

Total liabilities	33,215,682

Commitments and Contingencies (See Note 8)

Total net assets	$291,431,796

Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	272,627,173
Total distributable earnings	(1,457,096)

Total net assets	$291,431,796

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$14.38

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2020

(Unaudited)

Investment Income:
Interest	$7,768,753
Dividends	183,012
Other	9,294

Total investment income	7,961,059

Expenses:
Investment advisory fees	910,724
Interest	264,750
Trustees’ fees and expenses	180,000
Professional fees	73,551
Reports to shareholders	15,000
Custodian fees	8,400
Other	46,228

Total expenses	1,498,653

Investment income - net	6,462,406

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	2,117,160
Income tax expense	(11,452)

Net realized gain on investments after taxes	2,105,708

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	(25,937,967)

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments after taxes	(25,937,967)

Net loss on investments	(23,832,259)

Net decrease in net assets resulting from operations	$(17,369,853)

See Notes to Consolidated Financial Statements

4

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the three months ended March 31, 2020

(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,339,577
Purchases of portfolio securities	(29,018,728)
Proceeds from disposition of portfolio securities	30,736,463
Interest, dividends and other income received	6,741,612
Interest expense paid	(264,750)
Operating expenses paid	(1,222,293)
Income taxes paid	(123,152)

Net cash provided by operating activities	11,188,729

Cash flows from financing activities:
Cash dividends paid from net investment income	(6,067,814)
Receipts for shares issued on reinvestment of dividends	552,229

Net cash used for financing activities	(5,515,585)

Net increase in cash	5,673,144
Cash - beginning of period	24,130,264

Cash - end of period	$29,803,408

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net decrease in net assets resulting from operations	$(17,369,853)

Decrease in investments	28,330,303
Increase in interest receivable	(626,326)
Decrease in receivable for investments sold	113,857
Increase in other assets	(18,200)
Decrease in tax payable	(111,700)
Decrease in investment advisory fee payable	(52,555)
Increase in payable for investments purchased	859,038
Increase in accrued expenses	64,165

Total adjustments to net assets from operations	28,558,582

Net cash provided by operating activities	$11,188,729

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 3/31/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:
Operations:
Investment income - net	$6,462,406	$22,580,877
Net realized gain on investments after taxes	2,105,708	2,075,608
Net change in unrealized appreciation / (depreciation) of investments after taxes	(25,937,967)	14,356,428

Net increase / (decrease) in net assets resulting from operations	(17,369,853)	39,012,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2020 - 35,674; 2019 - 143,176)	552,229	2,207,616

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2020 - $nil per share; 2019 - $1.20 per share)	—	(24,208,554)

Total increase / (decrease) in net assets	(16,817,624)	17,011,975

Net assets, beginning of period/year	308,249,420	291,237,445

Net assets, end of period/year	$291,431,796	$308,249,420

See Notes to Consolidated Financial Statements

6

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the three months ended 3/31/2020	For the years ended December 31,
	(Unaudited)	2019	2018	2017	2016
Net asset value:
Beginning of period / year	$15.24	$14.50	$15.22	$14.23	$14.03

Net investment income (a)	0.32	1.11	1.21	1.27	1.12
Net realized and unrealized gain/(loss) on investments	(1.18)	0.82	(0.73)	0.92	0.26

Total from investment operations	(0.86)	1.93	0.48	2.19	1.38

Dividends from net investment income to common shareholders	0.00	(1.20)	(1.20)	(1.20)	(1.20)
Increase from dividends reinvested	0.00	0.01	0.00	0.00	0.02

Total dividends	0.00	(1.19)	(1.20)	(1.20)	(1.18)

Net asset value: End of period / year	$14.38	$15.24	$14.50	$15.22	$14.23

Per share market value:
End of period / year	$11.61	$16.86	$14.70	$15.26	$15.48

Total investment return
Net asset value (b)	(5.64%)	13.71%	3.17%	15.72%	10.13%
Market value (b)	(31.16%)	23.77%	4.54%	6.86%	(3.49%)

Net assets (in millions):
End of period / year	$291.43	$308.25	$291.24	$303.53	$281.57
Ratio of total expenses to average net assets (c)	1.99%(d)	2.33%	2.87%	3.63%	2.92%
Ratio of operating expenses to average net assets	1.62%(d)	1.57%	1.71%	1.59%	1.56%
Ratio of interest expense to average net assets	0.35%(d)	0.35%	0.35%	0.51%	0.56%
Ratio of income tax expense to average net assets	0.02%(d)	0.42%	0.81%	1.53%	0.80%
Ratio of net investment income to average net assets	8.48%(d)	7.41%	8.00%	8.49%	7.80%
Portfolio turnover	10%	21%	48%	25%	29%
(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,714	$11,275	$10,708	$11,118	$10,386

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2020

(Unaudited)

Corporate Restricted Securities - 92.99%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 85.72%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices (“IIDs”). IIDs are sophisticated breathalyzers wired to a vehicle’s ignition system.
9.32% Second Lien Term Loan due 08/21/2022 (LIBOR +8.250%)	$3,500,000	12/21/17	$3,464,157	$3,376,976

1WorldSync, Inc.

A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.10% Term Loan due 6/24/2025 (LIBOR +7.250%)	$3,482,500	07/01/19	3,421,090	3,288,735

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
5.57% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$2,028,215	12/19/18	1,996,268	1,842,821

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation

A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,878,683	*	3,852,134	3,867,062
Preferred Stock Series A (B)	2,424 shs.	**	227,558	373,482
Preferred Stock Series V (B)	107 shs.	**	10,654	11,864
Common Stock (B)	825 shs.	**	736	50,395
* 03/27/15, 11/16/18, 07/01/19 and 12/05/19.			4,091,082	4,302,803
** 03/27/15, 11/15/18, 07/01/19 and 12/31/19.

Aftermath, Inc.

A provider of crime scene cleanup and biohazard remediation services.
7.58% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,600,925	04/09/19	2,551,935	2,454,187

American Scaffold, Inc.

A provider of scaffolding and environmental containment solutions.
6.85% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$2,699,405	09/06/19	2,644,431	2,542,452

8

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A
Preferred (B) (F)	273 uts.	10/04/12	$272,727	$250,858

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,800,235	11/19/15	1,792,181	1,620,212
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	12,392
			2,017,481	1,632,604

ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,514,632	11/08/19	2,479,417	2,389,268

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.45% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$3,752,500	10/30/18	3,695,998	3,473,875

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
14% Junior Subordinated Note due 08/17/2022	$26,160	08/30/18	26,160	26,087
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,053,020	3,074,700
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	20,106
			3,504,480	3,545,768
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	13,493	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,202	—
* 07/31/14 and 10/14/15.			996,695	—

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
9.49% Second Lien Term Loan due 08/02/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	3,416,692	3,257,779

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,906,003	*	$3,855,891	$3,881,592
Preferred Stock Series A (B)	55 shs.	*	552,214	552,200
Common Stock Class A (B)	1,590 shs.	*	1,748	1,073,057
* 10/11/17 and 01/28/19.			4,409,853	5,506,849

BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
6.20% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$4,937,500	12/18/18	4,859,927	4,593,420

Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
7.25% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$2,000,000	03/31/20	1,227,740	1,227,880

BEI Precision Systems & Space Company, Inc.

A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,027,060	04/28/17	2,986,938	3,006,390
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	618,284
* 04/28/17 and 02/07/19.			3,832,323	3,624,674

Blue Wave Products, Inc.

A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 09/30/2020	$190,771	10/12/12	190,749	143,078
Common Stock (B)	114,894 shs.	10/12/12	114,894	—
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	—
			351,129	143,078
BlueSpire Holding, Inc.

A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	6,000 shs.	06/30/15	1,902,077	29,536

10

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.70% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,416,654	10/03/18	$1,403,349	$1,293,917

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.50% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,246,452	*	2,213,360	2,118,417
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.70% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,108,237	09/04/18	2,093,665	1,998,748

CHG Alternative Education Holding Company

A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$2,457,958	01/19/11	2,456,576	2,435,945
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$656,807	08/03/12	656,323	626,136
Common Stock (B)	1,125 shs.	01/19/11	112,500	59,281
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	46,598
			3,313,149	3,167,960

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	617,849

Claritas Holdings, Inc.

A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.45% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,341,352	12/20/18	3,279,183	3,022,044

Clubessential LLC

A leading SaaS platform for private clubs and resorts.
7.83% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$3,500,000	01/09/20	3,445,582	3,205,215

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.78% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,307,554	01/31/20	$1,282,276	$1,232,928
Limited Liability Company Unit (F)	2,412 uts.	01/31/20	96,617	96,625
			1,378,893	1,329,553

CORA Health Services, Inc.

A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$4,066,014	*	2,483,399	2,021,436
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	222,521
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	184,833
* 05/01/18, 06/28/19 and 02/20/2020.			2,496,462	2,428,790

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.32% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$3,482,071	04/01/19	2,847,730	2,666,352

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,848,206	2,594,118
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	318,321
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	2,912,439

Discovery Education, Inc.

A provider of standards-based, digital education content for K-12 schools.
4.99% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$4,785,758	04/20/18	4,720,696	4,494,402

Dohmen Life Science Services

A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
9.70% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,725,489	2,561,742

DPL Holding Corporation

A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	605,841	598,792
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	598,792

12

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	$3,465,321	$2,975,000

Electronic Power Systems

A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
6.20% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$3,504,131	12/21/18	3,462,635	3,311,579
Common Stock (B)	109 shs.	12/28/18	108,565	113,342
			3,571,200	3,424,921
Elite Sportswear Holding, LLC

A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	2,095,163
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	2,095,163
English Color & Supply LLC

A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,730,346	06/30/17	2,695,713	2,695,263
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	780,151
			3,502,629	3,475,414
E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	574 uts.	06/29/18	574,468	861,705

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	338,744	3,843,879
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	42,469	481,905
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	83,062	391,219
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	52,992	537,190
			517,267	5,254,193
GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	123,076
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	123,076

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	$2,374,812	$2,953,529
Preferred Stock (B)	709 shs.	03/29/19	708,661	797,604
Common Stock (B)	2,835 shs.	03/27/13	283,465	55,210
			3,366,938	3,806,343
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.45% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$4,937,217	*	4,875,993	4,779,935
* 12/19/17 and 04/16/19

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	2,093 shs.	*	209,271	196,347
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	74,580
* 02/05/14 and 11/22/17.			282,904	270,927

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	781,710
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	781,710

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
11.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$793,234	07/01/16	786,320	771,372
Common Stock (B)	303 shs.	07/01/16	303,333	516,119
			1,089,653	1,287,491
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,395,199	02/14/14	2,391,796	2,395,199
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	874,217	875,000
Common Stock (B)	1,666 shs.	02/14/14	1,667	444,966
			3,267,680	3,715,165

14

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	$203,125	$540,496

Hollandia Produce LLC

A hydroponic greenhouse producer of branded root vegetables.
11% (3.25% PIK) Senior Subordinated Note due 03/31/2021	$3,055,958	*	3,045,654	3,045,334
9.52% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	220,749
9.52% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	294,784
* 12/30/15 and 12/23/16			3,566,487	3,560,867

Holley Performance Products

A provider of automotive aftermarket performance products.
6.78% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$4,950,000	10/24/18	4,890,693	4,508,380

HOP Entertainment LLC

A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.

A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.5% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,340,611	08/16/19	3,284,922	3,186,864

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.57% Term Loan due 11/22/2023 (LIBOR + 6.500%)	2,217,911 uts.	11/21/19	2,197,675	1,880,256
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 uts.	11/25/19	—	—
			2,197,675	1,880,256
Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
7.22% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,884,640	02/05/20	1,847,912	1,714,288

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	$—	$—
Common Stock (B)	667 shs.	07/15/08	539,502	—
			539,502	—
LAC Acquisition LLC

A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.82% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$3,719,452	10/01/18	2,318,508	1,971,288
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	48,845
			2,365,422	2,020,133
Manhattan Beachwear Holding Company

A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—
Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/13/2020 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.

A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.40% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$773,641	11/25/19	759,073	719,185

MES Partners, Inc.

An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$2,313,644	09/30/14	2,298,968	1,156,822
12% (1% PIK) Senior Subordinated Note due 09/30/2021 (D)	$621,555	02/28/18	614,971	310,778
Preferred Stock Series A (B)	62,748 uts.	07/25/19	25,184	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
* 09/30/14 and 02/28/18.			3,434,528	1,467,600

16

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	$2,267,383	$2,219,489
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	199,548
			2,726,957	2,419,037
Motion Controls Holdings

A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	143,779
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	13,038
			—	156,817
New Mountain Learning, LLC

A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.45% Term Loan due 03/16/2024 (LIBOR + 6.000%)	$4,132,314	03/15/2018	$4,073,460	$3,008,324
9.45% Super Priority Delayed Draw Term Loan (LIBOR + 6.000% Cash & 2.000% PIK)	$1,081,235	01/08/2020	721,016	680,044
			4,794,476	3,688,368
Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.57% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$3,345,411	12/23/19	2,582,488	2,461,648

PANOS Brands LLC

A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,570,953	3,362,598
Common Stock Class B (B)	772,121 shs.	*	772,121	700,095
* 01/29/16 and 02/17/17.			4,343,074	4,062,693

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.45% Term Loan due 03/06/2025 (LIBOR + 5.000%)	$1,785,215	03/06/19	1,756,782	1,639,574

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
7.25% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$3,842,523	11/14/17	3,778,982	3,681,591

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	$419,207	$45,124
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2020 (D)	$2,170,983	07/31/14	2,159,212	1,628,237
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,628,237

PPC Event Services

A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/28/2023 (D)	$2,513,637	11/20/14	2,502,495	2,102,855
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	558,331
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	45,406
			2,938,562	2,706,592
ReelCraft Industries, Inc.

A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,117,565

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.19% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,414,333	3,256,868

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.42% Term Loan due 06/22/2024 (G) (LIBOR + 2.000% Cash & 2.750% PIK)	$4,925,000	07/30/18	4,836,139	3,895,675

ROI Solutions

Call center outsourcing and end user engagement services provider.
7.06% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$3,776,587	07/31/18	1,474,325	1,264,697

18

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.45% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,596,959	01/08/19	$2,572,144	$2,507,867

Sandvine Corporation

A provider of active network intelligence solutions.
9.00% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,427,952	3,274,730

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,799,069	07/27/18	3,737,405	3,550,938

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$1,378,452	06/27/19	1,366,416	1,313,907

Soliant Holdings, LLC

A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.49% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$2,113,786	12/27/19	2,073,031	1,997,337

Specified Air Solutions

A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$2,501,113	12/19/18	2,480,711	2,526,124
Limited Liability Company Unit	1,078,873 uts.	02/20/19	1,095,236	2,408,201
			3,575,947	4,934,325
Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
7.20% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$3,443,645	12/23/19	2,452,610	2,330,211

SR Smith LLC

A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$2,200,568	*	2,189,211	2,071,634
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	3,790,044
* 03/27/17 and 08/07/18.			4,341,899	5,861,678

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	$317,935	$642,599
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	107,296
			377,922	749,895
Sunrise Windows Holding Company

A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$6,633,931	*	4,075,756	5,970,538
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	5,970,538

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$2,827,690	07/31/15	2,783,922	2,686,305
Common Stock (B)	139 shs.	*	213,007	118,584
* 07/31/15 and 11/08/17.			2,996,929	2,804,889

The Hilb Group, LLC

An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
7.20% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$3,167,187	12/02/19	2,517,638	2,404,681

Therma-Stor Holdings LLC

A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,803,794	11/30/17	2,803,794	2,796,202
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	6,435	14,514
			2,810,229	2,810,716
Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
6.46% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$3,247,254.00	02/13/20	1,567,548	1,438,423

20

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.10% Unitranche Term Loan due 06/04/2024 (LIBOR + 5.500%)	$4,758,333	05/14/18	$4,684,377	$4,463,231

Tristar Global Energy Solutions, Inc.

A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,435,599	01/23/15	2,432,020	2,403,935

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,492,372	12/13/19	2,976,424	2,797,081

Trystar, Inc.

A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.82% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,190,933	09/28/18	4,139,687	4,022,401
Limited Liability Company Unit (B) (F)	97 uts.	09/28/18	96,883	128,264
			4,236,570	4,150,665
U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.82% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,414,433	*	4,342,200	4,007,180
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management

An operator of oral surgery practices providing medically necessary treatments.
6.00% Term Loan due 12/31/2023 (LIBOR + 5.000%)	$4,957,500	*	4,869,038	4,515,373
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.

A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.53% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$3,500,000	03/05/18	3,215,053	3,007,674

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.0% Term Loan due 10/03/2024	$3,162,500	11/05/18	$3,112,441	$2,817,795

Velocity Technology Solutions, Inc.

A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.45% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,105,500	12/07/17	4,080,251	3,909,522

VP Holding Company

A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.57% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,937,790	05/17/18	3,496,210	3,133,799

Westminster Acquisition LLC

A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021	$923,099	08/03/15	919,917	461,550
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,671,129	461,550
Whitebridge Pet Brands Holdings, LLC

A portfolio of natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	233,085
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	—
			300,485	233,085
Wolf-Gordon, Inc.

A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	217,402

World 50, Inc.

A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$2,554,833	01/09/20	2,493,352	2,355,301

Worldwide Express Operations, LLC

A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.70% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,329,475	3,969,331

22

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	$450,000	$357,777

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	98,333
* 03/04/15 and 02/07/18.			1,002,369	694,033

Total Private Placement Investments (E)			$265,532,490	$249,818,250

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 7.27%:

Bonds - 7.22%
Acrisure LLC / Acrisure Finance Inc.	7.000%	11/15/25	$1,281,000	$1,208,453	$1,101,660
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	778,000	778,000	505,700
BWAY Holding Company	7.250	04/15/25	1,500,000	1,381,037	1,192,500
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	1,000,000	1,000,000	720,350
Carlson Travel, Inc.	9.500	12/15/24	779,000	725,895	514,140
Clear Channel Worldwide Holdings, Inc.	9.250	02/15/24	250,000	237,856	214,375
Cleveland-Cliffs, Inc.	6.750	03/15/26	333,000	314,302	296,370
CommScope Finance LLC	8.250	03/01/27	1,000,000	950,960	963,900
Dominion Diamond	7.125	11/01/22	1,000,000	558,977	490,000
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	854,695	739,817
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	1,000,000	970,069	1,022,790
Golden Nugget, Inc.	8.750	10/01/25	1,000,000	880,914	510,000
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	981,098	880,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	867,597	805,313
The Manitowoc Company, Inc.	9.000	04/01/26	1,487,000	1,477,549	1,315,995
New Gold Inc.	6.250	11/15/22	889,000	891,190	863,441
New Gold Inc.	6.375	05/15/25	231,000	231,000	214,686
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,035,128	852,805
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	258,000	254,829	243,810
Ortho-Clinical Diagnostics, Inc.	7.250	02/01/28	490,000	445,990	421,350
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,054,737	1,035,000
Suncoke Energy	7.500	06/15/25	581,000	574,514	418,320
Terrier Media Buyer, Inc.	8.875	12/15/27	367,000	336,829	310,115
TransDigm Group, Inc.	6.250	03/15/26	1,000,000	987,524	996,250
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	972,157	830,000
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,482,174	1,263,750
Verscend Holding Corp.	9.750	08/15/26	965,000	1,027,162	963,186
VICI Properties, Inc.	4.625	12/01/29	1,250,000	1,031,470	1,140,475
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	208,330

Total Bonds				23,763,106	21,034,428

Common Stock - 0.05%
Pinnacle Operating Corporation (Earnout Units) (B)			80,841	—	—
Pinnacle Operating Corporation (Escrow Units) (B)			171,787	154,608	154,608
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				154,608	154,608

Total Rule 144A Securities				23,917,714	21,189,036

Total Corporate Restricted Securities				$289,450,204	$271,007,286

24

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Corporate Public Securities - 4.55%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.04%
Almonde, Inc.	7.250%	9.027%	06/13/25	$940,734	$953,030	$698,025
BMC Software Finance, Inc.	4.250	5.239	10/02/25	987,500	979,728	814,934
Confie Seguros Holding II Co	8.500	10.080	11/02/25	922,394	907,632	634,912
Edelman Financial Services	6.750	7.679	07/20/26	258,914	257,892	194,185
Fieldwood Energy LLC	5.250	7.027	04/11/22	344,430	323,949	107,635
Fieldwood Energy LLC	7.250	9.027	04/11/23	1,455,992	996,676	93,183
ION Trading Technologies S.a.r.l	4.000	5.072	11/21/24	557,120	546,707	454,984
Kronos Incorporated	8.250	10.013	11/01/24	409,457	407,093	375,063
PS Logistics LLC	4.750	5.750	03/01/25	985,000	992,059	886,500
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	765,000
Wastequip, LLC	7.750	8.750	03/20/26	1,000,000	985,045	910,000

Total Bank Loans					8,359,811	5,934,421

Bonds - 2.19%
Century Communities, Inc.		5.875	07/15/25	1,285,000	1,127,915	1,082,625
Hecla Mining Company		7.250	02/15/28	1,000,000	940,858	880,500
Hughes Satellite Systems Corporation		7.625	06/15/21	1,000,000	1,002,419	1,020,000
Jupiter Resources Inc.		13.000	02/05/24	122,679	122,679	122,679
Laredo Petroleum, Inc.		10.125	01/15/28	1,000,000	778,949	380,000
Sonic Automotive, Inc.		6.125	03/15/27	204,000	204,000	179,520
Targa Resources Partners LP		4.250	11/15/23	1,200,000	1,026,000	1,032,840
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,007,030	725,000
United Rentals (North America), Inc.		4.625	10/15/25	1,000,000	885,424	960,000

Total Bonds					7,095,274	6,383,164

Common Stock - 0.04%
Chase Packaging Corporation (B)				9,541	—	1,240
Fieldwood Energy LLC				19,599	474,575	19,599
Jupiter Resources Inc.				101,360	489,882	101,360

Total Common Stock					964,457	122,199

Preferred stock - 0.28%
B. Riley Financial, Inc.				40,000	1,000,000	811,200

Total Preferred Stock					1,000,000	811,200

Total Corporate Public Securities					$17,419,542	$13,250,984

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value
Commercial Paper - 2.74%
Avangrid, Inc.	1.450%	04/02/20	$1,000,000	$999,960	$999,960
CVS Health Corporation	3.450	04/01/20	1,000,000	1,000,000	1,000,000
Daimler North America Corporation	2.800	04/07/20	1,000,000	999,533	999,533
DuPont de Nemours, Inc.	3.000	04/07/20	1,000,000	999,500	999,500
FMC Technologies, Inc.	5.250	04/06/20	1,000,000	999,271	999,271
Harley-Davidson	1.750	04/03/20	1,000,000	999,903	999,903
Mondelēz International, Inc.	3.040	04/22/20	1,000,000	998,226	998,226
Public Service Enterprise Group, Inc.	2.850	04/20/20	1,000,000	998,496	998,496

Total Short-Term Securities				$7,994,889	$7,994,889

Total Investments	100.28%			$314,864,635	$292,253,159

Other Assets	11.12				32,394,319
Liabilities	(11.40)				(33,215,682)

Total Net Assets	100.00%				$291,431,796

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of March 31, 2020, the value of these securities amounted to $249,818,250 or 85.72% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	PIK non-accrual

^     Effective yield at purchase

PIK - Payment-in-kind

26

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.40%
American Scaffold, Inc.	$2,542,452
BEI Precision Systems & Space Company, Inc.	3,624,674
Dart Buyer, Inc.	2,666,352
Sunvair Aerospace Group Inc.	2,804,889
TransDigm Group, Inc.	996,250
Trident Maritime Systems	4,463,231
Trident TPI Holdings Inc	830,000
Triumph Group, Inc.	725,000
18,652,848

AUTOMOTIVE - 6.93%
Aurora Parts & Accessories LLC	3,545,768
BBB Industries LLC	3,257,779
Daimler North America Corporation	999,533
DPL Holding Corporation	598,792
English Color & Supply LLC	3,475,414
Harley-Davidson	999,903
Holley Performance Products	4,508,380
Truck-Lite	2,797,081
20,182,650

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.83%
The Hilb Group, LLC	2,404,681

BUILDING MATERIALS - 2.57%
Happy Floors Acquisition, Inc.	1,287,491
Sunrise Windows Holding Company	5,970,538
Wolf-Gordon, Inc.	217,402
7,475,431

CABLE & SATELLITE - 0.35%
Hughes Satellite Systems Corporation	1,020,000

CHEMICALS - 1.23%
DuPont de Nemours, Inc.	999,500
LBC Tank Terminals Holding Netherlands B.V.	805,313
Pinnacle Operating Corporation	154,608
Polytex Holdings LLC	1,628,237
3,587,658

CONSTRUCTION MACHINERY - 0.33%
United Rentals (North America), Inc.	960,000

Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 5.43%
Accelerate Learning	1,842,821
Carlson Travel, Inc.	514,140
CHG Alternative Education Holding Company	3,167,960
MeTEOR Education LLC	2,419,037
PPC Event Services	2,706,592
Prime Security Services, LLC	1,035,000
PS Logistics LLC	886,500
ROI Solutions	1,264,697
Soliant Holdings, LLC	1,997,337
15,834,084

CONSUMER PRODUCTS - 4.46%
AMS Holding LLC	250,858
Apex Tool Group LLC / BC Mountain Finance Inc.	505,700
Blue Wave Products, Inc.	143,078
Elite Sportswear Holding, LLC	2,095,163
gloProfessional Holdings, Inc.	3,806,343
GTI Holding Company	270,927
Handi Quilter Holding Company	781,710
HHI Group, LLC	540,496
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
New Mountain Learning, LLC	3,688,368
Whitebridge Pet Brands Holdings, LLC	233,085
York Wall Holding Company	694,033
13,009,761

DIVERSIFIED MANUFACTURING - 8.44%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	5,254,193
Hyperion Materials & Technologies, Inc.	3,186,864
K P I Holdings, Inc.	—
Motion Controls Holdings	156,817
Reelcraft Industries, Inc.	1,117,565
SR Smith LLC	5,861,678
Strahman Holdings Inc.	749,895
The Manitowoc Company, Inc.	1,315,995
Therma-Stor Holdings LLC	2,810,716
Trystar, Inc.	4,150,665
24,604,388

See Notes to Consolidated Financial Statements

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ELECTRIC - 1.86%
Avangrid, Inc.	$999,960
Electronic Power Systems	3,424,921
Public Service Enterprise Group, Inc.	998,496
5,423,377

FINANCIAL OTHER - 2.39%
Acrisure LLC / Acrisure Finance Inc.	1,101,660
Beacon Pointe Advisors, LLC	1,227,880
B. Riley Financial, Inc.	811,200
Confie Seguros Holding II Co	634,912
Edelman Financial Services	194,185
U.S. Retirement and Benefit Partners, Inc.	3,007,674
6,977,511

FOOD & BEVERAGE - 5.46%
Del Real LLC	2,912,439
Hollandia Produce LLC	3,560,867
Mondelēz International, Inc.	998,226
PANOS Brands LLC	4,062,693
Sara Lee Frozen Foods	3,550,938
Westminster Acquisition LLC	461,550
WP Supply Holding Corporation	357,777
15,904,490

HEALTHCARE - 5.63%
Cadence, Inc.	2,118,417
CORA Health Services, Inc.	2,428,790
CVS Health Corporation	1,000,000
Dohmen Life Science Services	2,561,742
GD Dental Services LLC	123,076
LAC Acquisition LLC	2,020,133
Ortho-Clinical Diagnostics, Inc.	665,160
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	4,515,373
Verscend Holding Corp.	963,186
16,395,877

HOME CONSTRUCTION - 0.37%
Century Communities, Inc.	1,082,625

INDEPENDENT - 0.28%
Fieldwood Energy LLC	220,417
Laredo Petroleum, Inc.	380,000
Jupiter Resources Inc.	224,039
824,456

Fair Value/ Market Value

INDUSTRIAL OTHER - 11.25%
AFC - Dell Holding Corporation	4,302,803
Aftermath, Inc.	2,454,187
ASPEQ Holdings	2,389,268
Concept Machine Tool Sales, LLC	1,329,553
E.S.P. Associates, P.A.	861,705
Hartland Controls Holding Corporation	3,715,165
Industrial Service Solutions	1,714,288
IM Analytics Holdings, LLC	1,880,256
Media Recovery, Inc.	719,185
PB Holdings LLC	1,639,574
Specified Air Solutions	4,934,325
STS Operating, Inc.	765,000
UBEO, LLC	2,817,795
Wastequip, LLC	910,000
World 50, Inc.	2,355,301
32,788,405

LODGING - 0.39%
VICI Properties, Inc.	1,140,475

MEDIA & ENTERTAINMENT - 2.72%
BlueSpire Holding, Inc.	29,536
Cadent, LLC	1,998,748
Clear Channel Worldwide Holdings, Inc.	214,375
Discovery Education, Inc.	4,494,402
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	880,000
Terrier Media Buyer, Inc.	310,115
7,927,176

METALS & MINING - 1.41%
Cleveland-Cliffs, Inc.	296,370
Dominion Diamond	490,000
First Quantum Minerals Ltd.	739,817
Hecla Mining Company	880,500
New Gold Inc.	1,078,127
Suncoke Energy	418,320
Warrior Met Coal, Inc.	208,330
4,111,464

See Notes to Consolidated Financial Statements

28

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

MIDSTREAM - 0.35%
Targa Resources Partners LP	$1,032,840

OIL FIELD SERVICES - 0.36%
Avantech Testing Services LLC	—
FMC Technologies, Inc.	999,271
Petroplex Inv Holdings LLC	45,124
1,044,395

PACKAGING - 1.41%
ASC Holdings, Inc.	1,632,604
Brown Machine LLC	1,293,917
BWAY Holding Company	1,192,500
Chase Packaging Corporation	1,240
4,120,261

PAPER - 1.02%
Dunn Paper	2,975,000

PHARMACEUTICALS - 0.21%
Clarion Brands Holding Corp.	617,849

REFINING - 1.59%
MES Partners, Inc.	1,467,600
Calumet Specialty Products Partners, L.P.	720,350
Tristar Global Energy Solutions, Inc.	2,403,935
4,591,885

RESTAURANTS - 0.17%
Golden Nugget, Inc.	510,000

RETAILERS - 0.06%
Sonic Automotive, Inc.	179,520

TECHNOLOGY - 19.47%
1A Smart Start, Inc.	3,376,976
1WorldSync, Inc.	3,288,735
Almonde, Inc.	698,025
Audio Precision	3,473,875
BCC Software, Inc.	5,506,849
BMC Software Finance, Inc.	814,934
Claritas Holdings, Inc.	3,022,044
Clubessential LLC	3,205,215
CommScope Finance LLC	963,900
GraphPad Software, Inc.	4,779,935
Genesys Telecommunications Laboratories, Inc.	1,022,790
ION Trading Technologies S.a.r.l	454,984
Kronos Incorporated	375,063
Options Technology Ltd	2,461,648
REVSpring, Inc.	3,256,868
Ruffalo Noel Levitz	2,507,867
Sandvine Corporation	3,274,730

Fair Value/ Market Value

Scaled Agile, Inc.	1,313,907
Springbrook Software	2,330,211
Transit Technologies LLC	1,438,423
U.S. Legal Support, Inc.	4,007,180
Velocity Technology Solutions, Inc.	3,909,522
Veritas US Inc. / Veritas Bermuda Ltd.	1,263,750
56,747,431

TRANSPORTATION SERVICES - 6.91%
BDP International, Inc.	4,593,420
OPE KAG Finance Sub	852,805
Pegasus Transtech Corporation	3,681,591
Rock-it Cargo	3,895,675
VP Holding Company	3,133,799
Worldwide Express Operations, LLC	3,969,331
20,126,621

Total Investments - 100.28%
(Cost - $314,864,635)	$292,253,159

See Notes to Consolidated Financial Statements

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $249,818,250 (85.72% of net assets) as of March 31, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

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Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3

Restricted Securities
Corporate Bonds	$86,837,675	$—	$21,034,428	$65,803,247
Bank Loans	156,330,105	—	1,227,880	155,102,225
Common Stock - U.S.	4,356,561	—	—	4,356,561
Preferred Stock	5,108,643	—	—	5,108,643
Partnerships and LLCs	18,374,302	—	—	18,374,302
Public Securities
Bank Loans	5,934,421	—	5,024,421	910,000
Corporate Bonds	6,383,164	—	6,260,485	122,679
Common Stock - U.S.	122,199	1,240	101,360	19,599
Preferred Stock	811,200	—	811,200
Short-term Securities	7,994,889	—	7,994,889
Total	$292,253,159	$1,240	$42,454,663	$249,797,256

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

32

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**
Bank Loans	$152,292,677	Discounted Cash Flows	Discount Rate	6.2% to 15.6%	8.3%

Corporate Bonds	$47,136,296	Discounted Cash Flows	Discount Rate	9.6% to 21.9%	13.9%

	$18,666,800	Market Approach	Valuation Multiple	5.0x to 9.9x	7.1x

			EBITDA	$0.0 million to $24.1 million	$9.1 million

Equity Securities***	$27,684,897	Market Approach	Valuation Multiple	5.0x to 16.1x	10.0x

			EBITDA	$0.0 million to $280.9 million	$67.0 million

	$174,207	Broker Quote	Single Broker	$0.01	$0.01
*	Excludes Level 3 assets of $4,007,679 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 3/31/2020

Restricted Securities
Corporate Bonds	$92,228,739	$(4,680,908)	$2,052,255	$(16,128,183)	$(7,668,656)	$—	$—	$65,803,247
Bank Loans	153,784,961	(10,308,939)	12,513,395	(756,805)	(130,387)	—	—	155,102,225
Common Stock - U.S.	8,865,431	(979,682)	—	(3,529,188)	—	—	—	4,356,561
Preferred Stock	5,976,446	(520,614)	—	(347,189)	—	—	—	5,108,643
Partnerships and LLCs	19,082,729	(942,621)	251,224	(17,030)	—	—	—	18,374,302
Public Securities
Bank Loans	3,268,022	10,000	—	(980,000)	—	—	(1,388,022)	910,000
Corporate Bonds	—	—	122,679	—	—	—	—	122,679
Common Stock	—	(336,456)	—	—	—	356,055	—	19,599
Total	$283,206,328	$(17,759,220)	$14,939,553	$(21,758,395)	$(7,799,043)	$356,055	$(1,388,022)	$249,797,256

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$176,447	—
Net realized gain on investments before taxes	$2,490,634	—
Net change in unrealized depreciation of investments before taxes	$(20,426,301)	(18,659,360)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2020, the fair value of the Trust’s non-accrual assets was $20,883,674, or 7.1% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $25,551,223, or 8.1% of the total cost of the Trust’s portfolio. As of December 31, 2019, the fair value of the Trust’s non-accrual assets was $19,637,044, or 6.2% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $19,402,773, or 6.1% of the total cost of the Trust’s portfolio. Dividend income is recorded on the ex-dividend date.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2020, the fair value of the Trust’s PIK non-accrual assets was $3,895,675, or 1.3% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $4,836,139, or 1.5% of the total cost of the Trust’s portfolio. As of December 31, 2019 the Trust had no investments on non-accrual only with respect to the PIK interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

34

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2020, the CI Subsidiary Trust has incurred income tax expense of $11,452.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2020, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2020, the Trust incurred total interest expense on the Note of $264,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three months ended 3/31/20
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$22,496,134	$29,636,181
Corporate public securities	7,381,632	986,425
6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share
Investment income	$7,961,059
Net investment income	6,462,406	$0.32
Net realized and unrealized loss on investments (net of taxes)	(23,832,259)	(1.18)
7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At March 31, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions LLC	$2,235,294
Transit Technologies	1,623,627
Cora Health Services, Inc.	1,569,837
VP Holding Company	1,362,542
Lighthouse Autism Center	1,327,654
Springbrook Software	932,416
Beacon Pointe Advisors, LLC	727,273
Options Technology Ltd	698,343
The Hilb Group, LLC	573,293
Dart Aerospace	570,500
Truck-Lite	448,718
New Mountain Learning	359,498
U.S. Retirement & Benefit Partners	238,000

9.	Subsequent Events

Effective April 23, 2020, the Board appointed Elizabeth Murray as Principal Accounting Officer for the Trust.

36

Barings Corporate Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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Members of the Board of Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Janice M. Bishop

Vice President, Secretary &

Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jill Dinerman

Assistant Secretary

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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